
KOHL'S

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Inland Diversified Real Estate Trust, Inc.

Second Quarter 2012 Earnings Webcast

Wednesday, September 12, 2012

2:00 PM (Central)

Barry Lazarus, President & Chief Operating Officer

Inland Diversified Real Estate Trust, Inc.

JoAnn Armenta, President & Chief Executive Officer

Inland Diversified Real Estate Services, LLC

Steven Hippel, Chief Financial Officer & Treasurer

Inland Diversified Real Estate Trust, Inc.

Audio is available via webcast – dial in number not required.

Disclaimer

This is neither an offer to sell nor a solicitation of an offer to buy any security, which can be made only by a prospectus which has been filed or registered with appropriate state and federal regulatory agencies and sold only by broker dealers authorized to do so.

Past performance is not a guarantee of future results. When making an investment decision in Inland Diversified Real Estate Trust, Inc. ("Inland Diversified") investors should not rely on past performance of the REITs or real estate programs sponsored by Inland Real Estate Investment Corporation ("Inland Investments") to predict future results. An investment in Inland Diversified will not entitle an investor to ownership in any other REIT or investment program sponsored by Inland Investments.

All of the properties represented in photos herein are owned by Inland Diversified or its subsidiaries. The companies depicted in the photographs herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of Inland Diversified or its subsidiaries. Furthermore, none of these companies are affiliated with Inland Diversified or its subsidiaries in any manner.

The Inland name and logo are registered trademarks being used under license. This material has been distributed by Inland Securities Corporation, dealer manager for Inland Diversified. Inland Securities Corporation member FINRA/SIPC. Inland Diversified is a part of The Inland Real Estate Group of Companies, Inc., a group of independent legal entities some of which may be affiliates, share some common ownership or have been sponsored and managed by Inland Investments or its subsidiaries.

Date first published: 12/1/11 Current publication date: 9/12/12

Risk Factors

An investment in Inland Diversified Real Estate Trust, Inc. ("Inland Diversified" or the "Company") involves a high degree of risk. You should purchase Inland Diversified's common stock only if you can afford a complete loss of your investment. Please consult the "Risk Factors" and "Conflicts of Interest" sections of the prospectus, as supplemented, for a more detailed discussion. Material risks on an investment in Inland Diversified's common stock include, but are not limited to, the following:

The Company has a limited operating history and is subject to all of the business risks and uncertainties associated with any new business; the Company's investment policies and strategies are very broad and permit it to invest in numerous types of commercial real estate; the number and type of real estate assets the Company acquires will depend on the proceeds raised in its public offering; the amount and timing of distributions may vary, and there is no assurance that the Company will be able to continue paying distributions in any particular amount, if at all; no public market currently exists, and one may never exist, for the Company's shares, and it is not required to liquidate; the Company may borrow up to 300% of its net assets, and principal and interest payments will reduce the funds available for distribution; the Company does not have employees and relies on its business manager and real estate managers to manage its business and assets; employees of the Company's business manager, two of the Company's directors, and two of the Company's officers are also employed by its sponsor or its affiliates and face competing demands for their time and service and may have conflicts in allocating their time to the Company's business and assets; the Company does not have an arm's length agreements with its business manager, real estate managers or any other affiliates of its sponsor; the Company pays significant fees to its business manager, real estate managers and other affiliates of its sponsor; the Company's business manager could recommend investments in an attempt to increase its fees which are generally based on a percentage of the Company's invested assets and, in certain cases, the purchase price for the assets; and the Company may fail to continue to qualify as a REIT.

Current & Future Outlook for Inland Diversified

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

- Successful completion of public offering
- Deployment of capital and status of pipeline
- Profile of portfolio after investing initial capital raised
- Next phase of operation for the company
  - Consideration of potential liquidity event
  - Joint venture potential
  - Pursue limited development opportunities
  - Other considerations

Portfolio

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

As of 6/30/12

Number of Properties	84
Number of States	24
Square Footage	7.2 million
Apartment Units	420
Average Occupancy (Economic)	97.5%


PETSMART

Top Five Tenants*

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Tenant	No. of Leases	Gross Leasable Area SF	% of Portfolio Total Gross Leasable Area	Total Annualized Base Rent	% of Portfolio Total Annualized Base Rent
Walgreens	13	189,347	2.6%	$6,727,000	6.5%
Kohl's Department Stores, Inc	6	512,623	7.1%	$5,391,000	5.2%
Publix Super Markets	7	336,719	4.6%	$3,747,000	3.6%
PetSmart	12	231,370	3.2%	$3,605,000	3.5%
Best Buy	5	167,839	2.3%	$2,620,000	2.5%
Top Five Tenants	**43**	**1,437,898**	**19.8%**	**$22,090,000**	**21.3%**

*Based on annualized base rent. Table based on leases in-place on June 30, 2012.

Property Locations

As of 6/30/12

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.



OR 1.0%
CA 1.2%
UT 5.5%
NE 1.0%
WI 9.6%
IL 3.2%
IN 2.8%
OH 0.4%
MO 5.9%
OK 4.1%
AR 2.1%
TX 1.3%
LA 5.0%
TN 2.5%
AL 6.0%
GA 5.0%
FL 20.8%
NC 6.7%
VA 5.7%
NY 1.6%
NH 1.5%
MA 0.5%
CT 0.4%
NJ 6.4%

Percentages shown are based on square footage

Diverse Tenant Mix[1]

As of 6/30/12


Other
0.9%
Electronic
2.7%
Commercial Office
3.7%
Pet Supplies
4.1%
Health, Doctors & Health Food
4.2%
Consumer Services, Salons, Cleaners & Banks
4.3%
Multi-Family
5.6%
Home Goods
5.8%
Sporting Goods
5.9%
Restaurants & Fast Food
6.1%
Home Improvement
6.4%
Clothing & Accessories
7.0%
Grocery
10.5%
Dollar Stores & Off Price Clothing
10.6%
Lifestyle, Health Clubs, Books & Phones
11.0%
Department
11.2%

[1]By Square Feet

Elementis Worldwide Global Headquarters
East Windsor, NJ

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.


ELEMENTIS



Inland Diversified Acquisition

Elementis Worldwide Global Headquarters
East Windsor, NJ

Transaction Date:	May 23, 2012
Transaction Price:	$17,625,000
Leasable Area:	65,552 Square Feet
Portfolio Sector:	Office
Cap Rate[1]:	7.10%
Tenant:	Elementis Worldwide Global Headquarters

[1] We determine capitalization rate, or "cap rate," by dividing the property's annualized net operating income ("NOI"), existing at the date of acquisition, by the purchase price of the property paid at the date of acquisition (excluding amounts payable under earnout agreements as of the date of acquisition). NOI consists of, for these purposes, rental income and expense reimbursements from in-place leases, including master leases, if any, reduced by operating expenses and existing vacancies. Cap rate is determined on a property-by-property basis at the time of each acquisition, and is not indicative of Inland Diversified's operating performance.

Saxon Crossing
Orange City, FL

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.


LA FITNESS





Inland Diversified Acquisition
Saxon Crossing
Orange City, FL

Transaction Date:	June 18, 2012
Transaction Price:	$20,730,000
Leasable Area:	119,894 Square Feet
Portfolio Sector:	Retail
Cap Rate[1]:	7.61%
Anchor Tenant[2]:	LA Fitness
Tenants Include:	• Hobby Lobby • Papa John's Pizza • Woody's BBQ

[1] We determine capitalization rate, or "cap rate," by dividing the property's annualized net operating income ("NOI"), existing at the date of acquisition, by the purchase price of the property paid at the date of acquisition (excluding amounts payable under earnout agreements as of the date of acquisition). NOI consists of, for these purposes, rental income and expense reimbursements from in-place leases, including master leases, if any, reduced by operating expenses and existing vacancies. Cap rate is determined on a property-by-property basis at the time of each acquisition, and is not indicative of Inland Diversified's operating performance.

[2] Anchor Tenant - The store(s) within a shopping center that attracts or generates the majority of traffic. Anchors are strategically placed to maximize traffic and sales for all tenants. The leased space is owned by Inland Diversified.

Consolidated Financial Highlights

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

	As of and for the 6 Months Ended 6/30/12	As of and for the Year Ended 12/31/11
Total Consolidated Assets	$1,486.4M	$1,010.4M
Stockholders' Equity	$746.1M	$481.3M
Distributions Paid	$20.3M	$23.6M
Mortgages Payable	$632.1M	$462.4M
Ratio of Total Mortgage Loans to Total Assets	43%	46%
Annual Weighted Average Interest Rate on Mortgage Loans	4.83%	4.94%
Funds From Operations ("FFO")*	$21.9M	$26.7M
FFO Per Share	$0.30	$0.63

*Funds From Operations ("FFO"): The most commonly accepted and reported measure of REIT operating performance. As defined by the National Association of Real Estate Investment Trusts, FFO is equal to a REIT's net income calculated in accordance with U.S. GAAP, excluding gains or losses from sales of property, and adding back real estate depreciation and amortization, real estate impairment charges and after adjustments for unconsolidated partnerships and joint ventures in which the REIT holds an interest.

Cash Flows From Operations and FFO

Dollar Amounts in Thousands

	For the 6 Months Ended 6/30/12	For the 6 Months Ended 6/30/11
GAAP Net Income (Loss) Attributable to Common Stockholders	$1,328	($1,641)
Add: Depreciation and Amortization Related to Investment Properties	$20,624	$11,509
Less: Non-controlling Interest's Share of Depreciation and Amortization Related to Investment Properties	($8)	($10)
FFO*	$21,944	$9,858
Cash Flow From Operations	$24,341	$13,421
Distributions Paid	$20,287	$9,453

*This is a non-GAAP measure.

Manageable Mortgage Debt Maturities

As of June 30, 2012



Millions
$440
$420
$400
$380
$360
$340
$320
$300
$280
$260
$240
$220
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$-
$0.3M
$50.7M
$7.5M
$98.9M
$45.8M
$428.9M
2012
2013
2014
2015
2016
Thereafter
Variable
Fixed

Percentage of Total Mortgage Debt	0.04%	8.02%	1.19%	15.64%	7.24%	67.87%